UNITED STATES
                  SECURITIES EXCHANGE COMMISSION
                      WASHINGTON, D.C. 20549

                          FORM 8-K/A

                        CURRENT REPORT

             Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
                      December 20, 2000

                     20/20 WIRELESS, INC.
     (Exact name of registrant as specified in its charter)


        DELAWARE                           13-4054666
        --------                           ----------
(State or other jurisdiction             (I.R.S. Employer
of incorporation or organization)        Identification No.)


9540 Westminster Highway
Richmond, British Columbia                    V6X 1B1
----------------------------------            -------
(Address of principal executive offices)    (Zip Code)


Registrant's telephone number             (604) 821-0488
                                          --------------

FORWARD LOOKING STATEMENTS

Except for the Historical Information Contained Herein, Certain Matters Discussed in this Report May Be Considered "Forward-looking Statements" Within The Meaning of The Securities Act of 1933 And The Securities Exchange Act of 1934, as Amended by The Private Securities Litigation Reform Act of 1995. Those Statements Include Statements Regarding The Intent, Belief or Current Expectations of The Company and Members of its Management as Well as the Assumptions on Which Such Statements Are Based. Prospective Investors Are Cautioned That Any Such Forward-looking Statements Are Not Guarantees of Future Performance and Involve Risks and Uncertainties, and That Actual Results May Differ Materially from Those Contemplated by Such Forward-looking Statements. Important Factors Currently Known to Management That Could Cause Actual Results to Differ Materially from Those in Forward-looking Statements Include "The Company's Operating Results Could Fluctuate, Causing Its Stock Price to Fall", "If the Company Cannot Integrate Acquired Companies in its Business, its Profitability May Be Adversely Effected", and "The Company May Not Be Able to Compete Successfully Against Other Companies." These and Additional Important Factors to Be Considered Are Set Forth in the Safe Harbor Compliance Statement for Forward-looking Statements the Company Undertakes No Obligation to Update or Revise Forward-looking Statements to Reflect Changed Assumptions, the Occurrence of Unanticipated Events or Changes to Future Operating Results.


Item 2.  Acquisition or Disposition of Assets

Eurokiosk, Inc., on December 20, 2000 acquired all the outstanding shares of common stock of Global Wireless Ltd., (hereinafter "Global Wireless") a company incorporated under the laws of the province of British Columbia, Canada.

Under the Acquisition Agreement, a copy of which is attached as an Exhibit, Eurokiosk will issue 5,490,514 shares of common stock to the shareholders of Global Wireless in consideration of Eurokiosk's acquisition of all of the outstanding shares of common stock in Global Wireless. The transaction has been approved by the shareholders of both Eurokiosk and Global Wireless.

As a result of the acquisition of Global Wireless, control of Eurokiosk is now in the hands of the shareholders of Global Wireless. Pursuant to the terms of the Acquisition Agreement, Eurokiosk shall, effective January 5, 2001, change its name to 20/20 Wireless Inc.




ABOUT 20/20 WIRELESS INC.

Subsequent to the acquisition of Global Wireless by Eurokiosk, Company will change its name to 20/20 Wireless Inc., (hereinafter
"20/20 Wireless").

20/20 Wireless is a wireless technology company that provides wireless monitoring and diagnostic systems to the electrical, cable television, telephone vending, and petroleum industries. 20/20's systems allow the operators of these industries to better monitor the status of critical network equipment and increase its reliability. 20/20's goal is to become the leading provider of wireless monitoring and diagnostic systems, enabling its industrial partners to maximize the use of their remote equipment with wireless integration.

20/20 has developed several patentable products that are beta ready. 20/20 has a cable television (CATV) beta test trial in progress with ComCast Communications and Time Warner in California. 20/20 also seeks to serve the telephone and electricity industry with a similar application, with market potential which 20/20 estimates at 5-10 times that of CATV. Other stationary networks which 20/20 seeks to monitor include utility consumption metering, food/video game vending machines, electrial distribution equipment, oil and gas field services monitoring and construction equipment 'time of use' metering.


BOARD OF DIRECTORS AND OFFICERS

Subsequent to the transaction by Eurokiosk, the Board of Directors of Eurokiosk resigned. The shareholders have elected the following individuals to serve as directors and officers of 20/20 Wireless, Inc.:

Eric MacKenzie (B.Sc. Eng.), President & CEO, is a seasoned business innovator who has held various management positions in marketing and engineering within the telecommunications and wireless industry. An expert in wireless technology, Mr.
MacKenzie will execute the 20/20 business plan.

Thomas J. Manz, (B.Sc. Chem.), CFO, Secretary Treasurer, Mr. Manz has 30 years of business experience in general management, sales, manufacturing and business strategies. Currently, Mr. Manz is a licensed real estate broker (since 1979); a Director of Western Sierra Bankcorp (since 1999); Chairman of the Roseville First National Bank Board of Directors (since1991); founding and current Director of Pacific Coast Bankers Bank (PCBB) Board of Directors in San Francisco, California (since 1997); former member of the board of directors of M. L. Oates Insurance Company (1989-1993); Director of Granite Bay Technologies (1999-present); and President of CBS, Inc. (2000-present).


The 20/20 management team has extensive knowledge and experience in wireless data communications, manufacturing, software engineering, marketing, and management of both established and start-up companies. 20/20 is actively seeking additional talent in marketing and finance.

The current 20/20 management team is:

Daniel Mercier (M.Sc. Eng., P.Eng.), His experience lies in industrial and data communications proficiency with Bell Northern
Research, Northern Telecom, Microcell Connections, and Telos
Engineering.

Richard Frost, Research and Development oversees software and hardware development, systems integration and customer support. Mr. Frost is an expert in software design and development. His clients include NORAD, the University of Alberta, and the Alberta Hospital. Mr. Frost has over 20 years of experience in software programming and data management.

Gary James (A.Sc.T) New Product Development, will be responsible for finding novel wireless applications, coordinating their technical development, and placing them in industry. Mr. James previously held management positions within the energy industry developing corporate policy and directing several successful marketing campaigns.

Daniel Ewanchuk (C.Tech.) CATV Project Manager, will be managing the cable television product from technical development to marketing. Mr. Ewanchuk is an expert in CATV technology having managed a municipal cable provider and owning a CATV field service company.

As of January 15, 2000, 20/20 Wireless has a total of eight employees.


ADVISORY BOARD

Laurence Liebowitz (M.A., LLD) Legal and Corporate, has over 20 years of high-level corporate and legal experience having founded and partnered a successful Wall street law firm with corporate clients like Chrysler, GE Medical Systems, and Baxter International. In addition to his extensive business experience, Mr. Liebowitz is a Juris Doctor and has taught at institutions like NYU and Rutgers University.

Seth Shaw (B.A, B.Sc.) Business Development, is a Wall street technology analyst providing expert advice to leading mutual funds and venture capital pools. Funds he has worked with are American International Group (AIG), Harvest Capital (Blackstone Group), and Kleiner Perkins Caulfield Byers (largest US based VC fund). Companies he has arranged financing and consulted for include Palm Computing Inc., BroadCom Corp., 24/7 Media Inc., NetGravity Inc., and BroadVision Inc..

Bruce Clark, Manufacturing and Finance, has previously held top management positions in the electronic vending industry as President & CEO of Canada Payphone Corporation, and as Major Projects Manager for the Winfield Entertainment Group, a large supplier of vending machines. Mr. Clark has expertise in mass production which will aid 20/20 in bringing our wireless devices to market. Currently, he is President of the Vobis Consulting Group, a firm specializing in strategy for emerging technology businesses.

Anne Winfield, Vending Industry Consultant, is CEO of the Winfield Entertainment Group, a major vending machine supplier to the Pacific NW and Western Canada, ranking in the top 100 of distributors in North America. Ms. Winfield has over 30 years experience in the vending industry and will be 20/20's chief liaison to that sector.

Matt Davison, Vending Industry Consultant, is the Vice President,
Sales and Marketing for American Coin Machine Distributors, a
Seattle based vending machine distributor. Mr. Davison will be 20/20's consultant for penetrating the US vending market.


Item 5.   Other Events

Effective January 5, 2000, the Company will change its name to 20/20 Wireless Inc.

Item 7.   Financial Statements and Exhibits


                         AUDITOR'S REPORT

To the shareholders of GLOBAL WIRELESS SERVICES INC.

We have audited the balance sheet of Global Wireless Services Inc., as at December 15, 2000, and the statements of operations and deficit, and cash flows for the period then ended. These financial statements are the responsibility of the company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform an audit to obtain reasonable assurance whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.

In our opinion, these financial statements present fairly, in all material respects, the financial position of the company as at December 15, 2000, the results of its operations and its cash flows for the years then ended in accordance with generally accepted accounting principles. As required by the Company Act of British Columbia, we report that in our opinion, these principles have been applied on a basis consistent with that of the preceding years.

COQUITLAM, B.C.
December 28, 2000
                                   /s/ PEACH GODDARD
                                   CHARTERED ACCOUNTANTS

                   GLOBAL WIRELESS SERVICES INC.
                          BALANCE SHEET
                     AS AT DECEMBER 15, 2000
                            (Audited)
                         Canadian Funds

                             ASSETS

                                                2000
                                            ------------
CURRENT
    Accounts receivable                      $    2,802
                                            ------------
TECHNOLOGY LICENSE (Note 4)                     545,400
CAPITAL ASSETS (Note 5)                           2,552
INCORPORATION COSTS                                 950
                                            ------------
                                             $  551,705
                                            ============

                          LIABILITIES

CURRENT
    Accounts payable                         $    2,000
                                            ------------
DUE TO SHAREHOLDERS (Note 6)                     43,335
                                            ------------
                                             $   43,335
                                            ------------


                 SHAREHOLDER EQUITY (DEFICIENCY)

SHARE CAPITAL (Note 11)                         545,400
DEFICIT                                          39,030
                                            ------------
                                                506,370
                                            ------------
                                             $  551,705
                                            ============

                   GLOBAL WIRELESS SERVICES INC.
               STATEMENT OF OPERATIONS AND DEFICIT
             FOR THE PERIOD ENDED DECEMBER 15, 2000
                            (Audited)
                          Canadian Funds

                                                2000
                                            ------------
REVENUE                                      $       0
                                            ------------

EXPENSES
   Advertising & Promotion                       3,412
   Auto                                          3,432
   Amortization                                    948
   Insurance, licenses and fees                    125
   Legal & Accounting                            2,000
   Office                                        2,353
   Rent                                         19,500
   Telephone & Utilities                         4,082
   Travel                                        3,178
                                            ------------
                                                39,030
                                            ------------
LOSS FOR THE YEAR                            $ (39,030)
                                            ============
LOSS PER SHARE - BASIC                       $    (.07)
                                            ============

                   GLOBAL WIRELESS SERVICES INC.
                     STATEMENT OF CASH FLOWS
             FOR THE PERIOD ENDED DECEMBER 15, 2000
                            (Audited)
                          Canadian Funds


                                                2000
                                            ------------
CASH RESOURCES PROVIDED BY (USED IN):
OPERATIONS

Cash flow provided by operations before
    the undernoted                           $ (39,030)
Non-cash working capital                          (802)
Amortization                                       948
                                            ------------
                                               (38,884)
                                            ------------

INVESTING
Purchase Technology License                   (545,400)
Additions to Capital assets                     (3,500)
Incorporation Costs                               (950)
                                            ------------
                                              (549,850)
                                            ------------

FINANCING
Issue of Share Capital                         545,400
Shareholder's loans                             43,335
                                            ------------
                                               588,735
                                            ------------

NET INCREASE(DECREASE) IN CASH                       0
                                            ------------
CASH POSITION AT BEGINNING OF YEAR                   0
                                            ------------
CASH POSITION AT END OF YEAR                         0
                                            ------------

Supplemental Schedule of non-cash transactions

Shares issued for                            $ 545,400
                                            ------------

                   GLOBAL WIRELESS SERVICES INC.
                   NOTES TO FINANCIAL STATEMENTS
              FOR THE PERIOD ENDED DECEMBER 15, 2000
                            (Audited)
                          Canadian Funds

1.   CONTINUED OPERATIONS

These financial statements have been prepared on the basis of accounting principles applicable to a "going concern", which assume that the company will continue in operation for the foreseeable future and will be able to realize its assets and discharge its liabilities in the normal course of operations.

Several adverse conditions and events cast doubt upon the validity of the assumption. The company has incurred operating losses since its inception, has a working capital deficiency, and is currently unable to self-finance its operations.

The continuation of the company asa going concern is dependent upon its ability to obtain additional financing to meet its obligations for future development and the attainment of successful operations. The company is currently seeking new investors to raise the needed working capital.

These financial statements do not reflect adjustments that would be necessary if the "going concern" assumption were not appropriate because management believes that the actions already taken or planned, as described above, will mitigate the adverse conditions and events which raise doubts about the validity of the "going concern" assumption used in preparing the financial statements.

If the "going concern" assumption were not appropriate for these financial statements, then adjustments would be necessary in the carrying values of assets and liabilities, the reported revenues and expenses, and the balance sheet classifications used.


2.   SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared on the historical cost basis in accordance with accounting principles generally accepted in Canada.

a)   Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. These estimates are based on management's best knowledge of current events and actions that the company may undertake in the future.

b)   Foreign currency transactions

The financial statements of the company are reflected in Canadian dollars. The company uses the temporal method of accounting for foreign currency translations, whereby monetary items are translated at the rate of exchange in effect at the balance sheet date, non-monetary items are translated at historical rates and revenue and expense items are translated at the rate of exchange on the dates they occur.

e)   Capital Assets

Capital Assets are recorded at cost. Amortization is provided using the declining balance method at the following rates:

             Computer Hardware              30%

f)   Technology License

In a related party transaction the company purchased from its President $545,400 fora license to certain technology relating to wireless communications systems. The company may use the licensed technology for a period of six years at which time it can purchase for $100 (US) any residual values in the technology from the President. Amortization of the license will begin once revenues are generated.

g)   Revenue recognition

All revenue is recorded and related cost transferred to cost of sales at the time the product shipped or the service provided.

h)   Loss per Share

Basic loss per share computations is based on the weighted average number of shares outstanding during the year. Fully diluted earnings per shares have not been disclosed, as it is anti-dilutive.


3.   FAIR VALUE OF FINANCIAL STATEMENTS

The company's financial instruments consist of accounts payable. Unless otherwise noted, it is management's opinion that the company is not exposed to significant interest, currency or credit risks arising from the financial instruments. The fair value of these financial instruments approximates their carrying value due to their short-term maturity or capacity of prompt liquidation.

4.   CAPITAL ASSETS

                                                 2000
                                       Accumulated   Net Book
                              Cost     Amortization    Value
                           ------------------------------------
Computer Hardware           $3,500       $ 948       $ 2,552


5.   DUE TO SHAREHOLDERS

Amounts due to shareholders are non-interest bearing and have no specific terms of repayment. The shareholders have indicated that these amounts need not be repaid within the next fiscal period and consequently these have been classified as long term.

6.   SHARE CAPITAL

Authorized
The authorized capital of the company consists of 160,000,000 shared divided into:

         - 20,000,000 Class "A" Voting Common Shares without par value;
         - 20,000,000 Class "B" Voting Common Shares without par value;
         - 20,000,000 Class "C" Non-Voting Common Shares without par value; and
         - 100,000,000 Preferred Shares with a par value of $1.00 each.

Issued and Outstanding
                                   Number          Amount
                                ---------------------------
    Issued for debt              5,490,514       $ 545,400



7.   INCOME TAX LOSSES

The company has non-capital income tax losses of $39,020, which may be carried forward to reduce future year's taxable income, these losses expire as follows:

                2007                   $39,030
                                       =======

The potential future tax benefit of these expenditures and tax losses have not been recognized in the accounts of the company.


8.   COMMITMENTS

(i.) By agreement dated 29 May 2000, the company entered into a 5 year lease for premises. The minimum lease payments, not including common area costs, are as follows:

                2001                 $ 36,000
                2002                   36,000
                2003                   36,000
                2004                   36,000
                                   ------------
                                     $144,000
                                   ============

9.   UNCERTAINTY DUE TO THE YEAR 2000 ISSUE

The year 2000 issue arises because many computerized systems use two digits rather than four to identify a year. Date sensitive systems may recognize the year 2000 as 1900 or some other date, resulting in errors when information using year 2000 dates are processed. In addition, similar problems may arise in some systems, which use certain dates in 1999 to represent something other than a date. Although the change in date has occurred, it is not possible to conclude that all aspects of the year 2000 issue that may affect the entity, including those related to customers, suppliers, or other third parties, have been fully resolved.


10.  PERIOD OF OPERATION

The company was incorporated in the province of British Columbia on May 29, 2000. These financial statements represent operations from the date of incorporation to the period ended December 15, 2000.

SIGNATURES

In accordance with the requirements of the Securities Exchange
Act of 1934, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


Dated: January 18, 2001
20/20 Wireless Inc.
(Registrant)

/s/ Eric MacKenzie
President & Chief Executive Officer